SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                         ________________


                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE

                  SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    November 10, 1994

                          SUNAMERICA INC.

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         MARYLAND                  1-4618         86-0176061
(STATE OR OTHER JURISDICTION     (COMMISSION    (IRS EMPLOYER
     OF INCORPORATION)           FILE NUMBER)   IDENTIFICATION NO.)


1 SUNAMERICA CENTER, CENTURY CITY
LOS ANGELES, CALIFORNIA                         90067-6022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


Registrant's telephone number, including
area code                                       (310) 772-6000

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Item 5.     Other Events
            -------------

            The Registrant has released earnings information for the period ending September 30, 1994.

            See the attached Condensed Consolidated Income Statement.

Item 7.     Financial Statements, Pro Forma Financial Information and
            ---------------------------------------------------------
            Exhibits
            ---------

            (c)   Exhibits

            Exhibit 20  Condensed Consolidated Income Statement



                            SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNAMERICA INC.



Date:   November 10, 1994           By: /s/ Scott L. Robinson
                                        -----------------------------
                                        Scott L. Robinson
                                        Senior Vice President
                                          and Controller


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
                                         EXHIBIT 20
                                       SUNAMERICA INC.
                           CONDENSED CONSOLIDATED INCOME STATEMENT
                       (In thousands, except per common share amounts)
                                         (Unaudited)
                                Quarters ended September 30,     Years ended September 30,
                                   -------------------------     -------------------------
                                          1994          1993            1994          1993
                                   -----------   -----------     -----------   -----------
Investment income                  $   197,198   $   204,560     $   758,150   $   754,369
Interest expense                      (118,435)     (120,160)       (463,696)     (490,578)
                                   -----------   -----------     -----------   -----------
NET INVESTMENT INCOME                   78,763        84,400         294,454       263,791
                                   -----------   -----------     -----------   -----------
NET REALIZED INVESTMENT LOSSES          (4,558)       (7,746)        (21,124)      (21,287)
                                   -----------   -----------     -----------   -----------
Fee income:
  Variable annuity fees                 20,335        18,448          79,483        67,461
  Asset management fees                  7,285         8,012          31,302        32,293
  Net retained commissions               7,121         6,921          28,009        23,658
  Trust fees                             2,891         2,605          11,942        10,893
                                   -----------   -----------     -----------  ------------
TOTAL FEE INCOME                        37,632        35,986         150,736       134,305
                                   -----------   -----------     -----------  ------------
Other income and expenses:
  Surrender charges                      2,682         2,474          10,716         9,766
  General and administrative
    expenses                           (34,588)      (37,840)       (132,743)     (135,790)
  Provision for future guaranty
    fund assessments                        --       (17,930)             --       (22,000)
  Amortization of deferred
    acquisition costs                  (18,351)      (13,298)        (66,925)      (51,860)
  Other, net                             2,187         5,416           4,887         7,086
                                    ----------   -----------     -----------  ------------
TOTAL OTHER INCOME AND EXPENSE         (48,070)      (61,178)       (184,065)     (192,798)
                                    ----------   -----------     -----------  ------------
PRETAX INCOME                           63,767        51,462         240,001       184,011

Income tax expense                     (20,100)      (15,900)        (74,700)      (57,000)
                                    ----------   -----------     -----------  ------------
INCOME BEFORE CUMULATIVE EFFECT
  OF CHANGE IN ACCOUNTING FOR
  INCOME TAXES                          43,667        35,562         165,301       127,011
Cumulative effect of change in
  accounting for income taxes               --            --         (33,500)           --
                                    ----------   -----------     -----------  ------------
NET INCOME                          $   43,667   $    35,562     $   131,801  $    127,011
                                    ==========   ===========     ===========  ============
PER COMMON SHARE:
  Income before cumulative effect
    of change in accounting for
    income taxes                    $     0.95   $      0.75     $      3.58  $       2.75
  Cumulative effect of change in
    accounting for income taxes             --            --           (0.81)           --
                                    ----------   -----------     -----------   -----------
  Net income                        $     0.95   $      0.75     $      2.77   $      2.75
                                    ==========   ===========     ===========   ===========
AVERAGE COMMON SHARES OUTSTANDING       41,653        42,144          41,610        40,255
                                    ==========   ===========     ===========   ===========